Corporate Presentation January 2023 Exhibit 99.1

Disclaimer This presentation (including any oral commentary that accompanies this presentation) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the impact our Biclonics® and Triclonics® platforms can have on cancer, our product candidates' potential to treat certain types of tumors, the timing of regulatory filings and the timing and anticipated data read-outs, updates or results from our clinical trials and our collaborations, and anticipated cash runway. These forward-looking statements are based on management's current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: we have incurred significant losses, are not currently profitable and may never become profitable; our need for additional funding, which may not be available and which may require us to restrict out operations or require us to relinquish rights to our technologies or antibody candidates; potential delays in regulatory approval and impacts of the COVID-19 pandemic, which would impact our ability to commercialize our product candidates and affect our ability to generate revenue; the unproven approach to therapeutic intervention of our Biclonics®, and Triclonics® technology; our limited operating history; economic, political, regulatory and other risks involved with international operations; the lengthy and expensive process of clinical drug development, which has an uncertain outcome; the unpredictable nature of our early stage development efforts for marketable drugs; potential adverse public reaction to the use of cancer therapies; potential delays in enrollment of patients, which could affect the receipt of necessary regulatory approvals; failure to obtain marketing approval internationally; failure to compete successfully against other drug companies; potential competition from other drug companies if we fail to obtain orphan drug designation or maintain orphan drug exclusivity for our products; our reliance on third parties to conduct our clinical trials and perform clinical development and the potential for those third parties to not perform satisfactorily; our reliance on third parties to manufacture our product candidates, which may delay, prevent or impair our development and commercialization efforts; protection of our proprietary technology; our patents being found invalid or unenforceable; potential lawsuits for infringement of third-party intellectual property; our ability to attract and retain key personnel; managing our growth could result in difficulties. These and other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the period ended September 30, 2022 filed on November 3, 2022 with the Securities and Exchange Commission, or SEC, and our other reports filed with the SEC, could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management's estimates as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Merus Overview



Oncology-focused Company Developing Multispecific Antibody Therapies

Bispecific and trispecific cancer therapeutic candidates in the human IgG format

Established Clinical Pipeline with Multiple Near-Term Trial Updates

Robust clinical data from registration-directed trial of Zeno in NRG1 fusion (NRG1+) cancer[1], early encouraging clinical data on petosemtamab in head and neck cancer;[2] MCLA-129 in solid tumors[3]

Leading Multispecific Antibody (Multiclonics®) Platforms

Common light chain format permits broad, high throughput evaluation of Biclonics® and Triclonics®, to develop clinical stage assets with potential for meaningful clinical activity in patients

Near Term Planned Trial Updates and Strong Cash Position into 2H 2025[ǂ]

Upcoming clinical milestones and program updates planned over the next 12-18 months: Zeno registration-directed program, petosemtamab clinical update 1H23, and MCLA-129 in 2H23

Strategic Collaborations to Unlock Platform Value

Multiple strategic collaborations and license agreements, leading to multiple Biclonics® candidates in clinical development for potential future milestone and royalty opportunities

[1] Schram et al., ASCO 2022, efficacy data cutoff April 12, 2022 and safety data cutoff January 12, 2022
[2] Hollebecque et al., AACR-NCI-EORTC 2021, data cutoff August 9, 2021
[3] Ou et al., EORTC-NCI-AACR 2022, data cutoff August 15, 2022
[ǂ] Based on 2023 budgeting process and the current operating plan, the existing cash, cash equivalents and marketable securities are expected to fund Merus' operations into second half 2025.

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Merus

Merus Clinical Pipeline

PROGRAM	BISPECIFIC TARGETS	INDICATION(S)	PRECLINICAL	PHASE 1	PHASE 1/2	STATUS
Zenocutuzumab (Zeno) (MCLA-128)	HER2 x HER3	NRG1+ cancer				• Phase 1/2 registration-directed trial ongoing in NRG1+ cancer • Clinical update in NRG1+ cancer planned 2023 • Initial clinical data update on Zeno in CPRC planned 2H23
		with afatinib in NRG1+ NSCLC				
		Castration resistant prostate cancer				
		Other cancers				
Petosemtamab (MCLA-158)	LGR5 x EGFR	Solid tumors				• Phase 1 trial ongoing • Clinical update planned 1H23
MCLA-145	CD137 x PD-L1	Solid tumors				• Phase 1 trial ongoing
		with a PD1 inhibitor in solid tumors				
MCLA-129	EGFR x c-MET	Solid tumors	(China)			• Phase 1/2 trial ongoing • Clinical update planned 2H23
		with a 3rd gen EGFR TKI in NSCLC				
ONO-4685*	PD-1 x CD3	Relapsed/Refractory T Cell Lymphoma; Psoriasis				• Phase 1 trial ongoing
INCA32459*	LAG3 x PD-1	Not disclosed				• Clinical program expected to begin in 2022**

** If commercialized, Merus to receive royalties*
*** Incyte presentation dated August 2, 2022*

Merus

Potential first in class and best in class for NRG1 fusion (NRG1+) cancer

Zenocutuzumab

MCLA-128 or "Zeno"
HER2 x HER3 bispecific



HER3 target
HER2 target
cancer cell

- **NRG1 fusions**
  - Translocations of the Neuregulin-1 (NRG1) gene, also called Heregulin, the ligand for the HER3 receptor. Rare events in solid tumors reported to typically occur in the absence of other cancer driver mutations[1]
  - Reported as associated with poor prognosis[1], lower response rates to standard therapy[2], and shorter overall survival in lung cancer[1,3]
- **Zeno**
  - Biclonics® antibody binds to HER2 and blocks HER3; 100-fold more potent *in vitro* than anti-HER3 mAbs tested
  - Granted orphan and fast track designation by FDA for pancreatic cancer, and NRG1+ cancer post standard of care, respectively
  - Enrollment in eNRGy trial continues to support potential BLA[4] filings in NRG1+ NSCLC[4] and/or PDAC[4], with potential subsequent tissue agnostic filing
  - Additional clinical study ongoing in CRPC, and planned for NRG1+ NSCLC (Zeno with afatinib)[4]

[1] Chang et al., Clin Cancer Research 2021, [2] Drilon et al., J Clin Oncol 2021, [3] Shin et al., Oncotarget 2016, 4 BLA, Biologics License Application; NSCLC, non-small cell lung cancer; PDAC, pancreatic ductal adenocarcinoma; and CRPC, castration-resistant prostate cancer

5

Merus

Zeno DOCK & BLOCK® Mechanism Potently Blocks NRG1 fusions

Zeno

Common light chain bispecific Biclonics® antibody

DOCKS
onto the more abundant HER2 protein leads to high local concentration on the cell surface

BLOCKS
- NRG1 fusion interaction with HER3
- HER3 from interacting with HER2
- Growth signals in cells

INDUCES
enhanced ADCC (Antibody-Dependent Cellular Cytotoxicity)



Zeno
NRG1
EGF-like domain
HER2
HER3
NRG1 fusion

Unique-Targeting of NRG1+ Cancer



% Ligand-driven growth
100
75
50
25
0
0.001
0.01
0.1
1
10
IgG concentration (nM)
Neg.Ctl.
MM-121
AMG888
LJM-716
Zeno



Zeno 0.05μM
Time (h)
0 3 16 32 48
pHER3 Y1289
HER3
pAKT S473
AKT

Growth of N87 cells with 12.5 nM HRG and a titration of the indicated antibodies.

Shown to Potently Inhibit Growth and NRG1:HER3 Signalling Preclinically

Geuijen et al. Cancer Cell. 2018;33:922-36; Odintsov et al. AACR. 2021; abstract 956; Schram et al., ASCO 2022,

Merus

6

2022 ASCO ANNUAL MEETING

Zeno in NRG1+ Cancer: Global Phase 1/2 Clinical Trial

Phase 1/2 global, open-label clinical trial (eNRGy)
+
Early Access Program (EAP)

PDAC
NSCLC
Other solid tumors

Inclusion Criteria
- Locally advanced, unresectable or metastatic solid tumor
- NRG1+ cancer
- Previously treated with or unable to receive standard therapy
- ≥ 18 years-old
- ECOG PS ≤ 2

Treatment Plan
- Zenocutuzumab 750 mg IV Q2W until PD
- Tumor assessment Q8W

Follow-up
Survival follow-up: up to 2 years

Endpoints and Population

Primary endpoint
Overall response rate (ORR) using RECIST v1.1 per investigator

Secondary endpoints
Duration of response, ORR per central review, safety, pharmacokinetics, antidrug antibodies

Primary analysis population
≥ 1 dose of Zeno, opportunity for ≥ 6 months follow-up at cutoff, and met criteria for primary efficacy population

Enrollment and Analysis

Data cutoff date
12-Apr-2022

Enrollment
110 patients
64 sites
17 countries

Primary analysis population
83 patients

27 patients excluded[1]:
- 21 patients < 6 months follow-up[2]
- 2 patients baseline scan > 5 weeks before first dose
- 2 patients with other genetic drivers (*KRAS*)
- 2 patients with prior anti-HER3 inhibitor[2]
- 1 patient with ECOG PS 3

[1] *Schram et al., ASCO 2022, efficacy data cutoff April 12, 2022 and safety data cutoff January 12, 2022*

[1.] *Per protocol/SAP*
[2.] *One patient had 2 reasons for exclusion*

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Merus

Tumor reduction in 55/79 (70%) patients Note: The waterfall plot shows data for 75 of 79 patients. Change in tumor size could not be measured for 4 patients, 3 due to absence of post baseline assessment (early progression) and one due to  incomplete assessment.  NSCLC, Non-Small Cell Lung Cancer; PDAC, Pancreatic Ductal Adenocarcinoma Robust Clinical Efficacy in NRG1+ Cancer 34% (27/79) ORR Overall (95% CI) 34% (24-46%; 27/79) PDAC 42% (20-67%; 8/19) NSCLC 35% (21-50%; 16/46) Median time to response 1.8 months Median follow-up: 6.3 mo Median DOR: 9.1 mo (7.4-NR) 95% CI 7.4-NR 6/12 month rate: 76% / 27% Overall response rate 34%; Median DOR > 9 months Arrows indicate treatment was ongoing at the cutoff date

Zeno: Continued Progress in NRG1+ Cancer and Beyond

Potential First & Best in Class for NRG1+ Cancer

- **Meaningful, durable response rate**
  - ORR 34% (95% CI: 24-46%; n=79)
  - Median DOR 9.1 months (95% CI: 7.4-NR)
  - Antitumor activity observed across multiple tumor types
- **Well tolerated safety profile**
  - Most adverse events were low grade
  - Very low rate of discontinuations due to toxicity

Broad Zeno Clinical Development Program

- **Registration-directed clinical program**
  - Enrollment continues; as of year-end 2022 more than 150 patients treated in the eNRGy trial and EAP;
  - Initial tumor-specific approach planned in NRG1+ NSCLC and/or PDAC with potential agnostic BLA to follow
  - In NRG1+ NSCLC, combination therapy with afatinib currently recruiting
- **Beyond NRG1+ cancer**
  - Castration-resistant prostate cancer cohort initiated, enrolling
  - Additional indications being considered

NRG1 Fusions More Common in Specific Types of Lung and Pancreatic Cancer

	Overall	Enrichment
	Non-Small Cell Lung Cancer (0.3%-1.7%)[1,2]	**IMA** (27%-31%)[3] (Invasive mucinous lung adenocarcinoma)
	Pancreatic cancer (0.5%-1.8%)[2,4]	***KRAS* wild-type** (up to 6%)[5] pancreatic cancer
	Other (<1%, eg, breast, cholangiocarcinoma, colorectal cancers)[2]	

NGS Testing Rates [6]

Lung Cancer: 59%

- **20 labs** cover ~80% of market
- **~ 36%** includes NRG1 fusion testing (n=12)

Pancreatic Cancer: 37%

- **20 labs** cover ~87% of market
- **~ 47%** includes NRG1 fusion testing (n=12)

1. Drilon A et al. *Cancer Discov.* 2018;8(6):686-695. 2. Jonna S et al. *Clin Cancer Res.* 2019;25(16):4966-49723. Laskin J et al. *Ann Oncol.* 2020;31(12):1693-1703. 4. Knepper TC et al. *J Clin Oncol.* 2022;40(16 suppl):4155. 5. Jones MR et al. *Clin Cancer Res.* 2019;25(15):4674-4681 **6.** Data from Diaceutics Data Repository: 1Q2022: Testing rate dashboard (Aug. 2022 assessment) & 3Q2022 Data: Testing coverage from Diaceutics Lab mapping (Nov. 2022 assessment)" © *2022 Diaceutics PLC or its affiliates. All rights reserved.*

Merus

MCLA-158 Petosemtamab  LGR5 x EGFR bispecific Potential first in class LGR5xEGFR Biclonics® designed to potently block dysregulated signaling and growth in solid tumors Binds to EGFR and LGR5, a cancer-stem cell antigen Blocks growth in WNT-dysregulated tumor models including Rasmut Modifications to enhance ADCC Phase 1 trial ongoing; clinical update planned for 1H23 Early evidence of clinical activity in advanced Head & Neck Squamous Cell Carcinoma (HNSCC) reported at AACR-NCI-EORTC 2021* EGFR target LGR5 target cancer cell * Source: Hollebecque https://merus.nl/wp-content/uploads/2021/10/P185_MCLA-158-HNSCC_virtual-poster_10Sep21_2.pdf

Superior Growth Inhibition and Selectivity of Tumor Versus Healthy Tissue* Petosemtamab — Novel Target and Innovative MoA Activity observed in xenograft models resistant to treatment with Cetuximab Petosemtamab discriminated between organoids from tumor and healthy tissue Induces EGFR internalization and degradation** After 24h exposure, MCLA-158 (red) is localized intracellularly and overall EGFR expression (green) is strongly reduced P18T colorectal cancer organoids *Source: Rob C. Roovers (ASCO 2017 Poster Presentation) https://merus.nl/app/uploads/2019/02/MCLA-158-poster-AACR2017.pdf ** Source: Guillem Argilés (ASCO GI 2021 Poster Presentation) https://merus.nl/wp-content/uploads/2021/01/MCLA-158_ASCO_GI_final.pdf

Updated data from AACR-NCI-EORTC 2021

Phase 1 Cohort Expansion in Head and Neck Squamous Cell Carcinoma

Petosemtamab Enrollment and Interim Analysis

- Cohort expansion at RP2D
  - HNSCC (interim data presented at ENA)
  - Gastric/Esophageal (not yet presented)
- Data cut-off date: 09-Aug-2021
- Enrollment: 10 patients, 7 evaluable for efficacy
  - Three patients recently enrolled excluded from interim analysis (first dose <8 weeks from data cut-off date)

HNSCC Patient Characteristics (N=10)	
Age (years), median (range)	65 (50-77)
Male / female	9 (90%) / 1 (10%)
ECOG PS 0 / 1	4 (40%) / 6 (60%)
Squamous cell carcinoma histology	10 (100%)
EGFR IHC score 2+ / 3+ (n=5)	1 (20%) / 4 (80%)
N lines prior therapy, median (range)	2 (1-3)
• Platinum-based chemotherapy	10 (100%)
• PD-(L)1 inhibitor	9 (90%)
• Cetuximab	0%

Early Clinical Activity in HNSCC

- Three of 7 patients achieved partial response
- All 7 patients experienced tumor shrinkage



Best % change in target lesions from baseline
% change
0
50
100
*
**
PR
SD
PD
Treatment ongoing

* Best response of PD due to progression in non-target lesions and a new lesion
** Unconfirmed PR at data cut-off date; CR reported after the data cut-off date

Clinical response in 67-year-old male patient

Lesion: larynx

MCLA-158 cycles: 6+

Best response: PRc (-41%)

Prior treatment: platinum +paclitaxel + durvalumab



12 Investigator review, efficacy data cutoff Aug. 9, 2021, refer to Hollebecque https://merus.nl/wp-content/uploads/2021/10/P185_MCLA-158-HNSCC_virtual-poster_10Sep21_2.pdf

Merus

MCLA-129 EGFR x c-MET Bispecific Designed to target lung cancer and other solid tumors expressing EGFR and c-MET Targets both EGFR and c-MET on cancer cells Modifications to enhance ADCC Significant opportunity in lung cancer and other solid tumors Phase 1/2 trial ongoing; 2H22 clinical update provided at the EORTC/NCI/AACR 2022 Expansion cohorts ongoing, including in combination with a third generation EGFR TKI Clinical update planned for 2H23 cancer cell c-MET target EGFR target

Dose Escalation Phase of MCLA-129 in NSCLC and Other Solid Tumors* No dose limiting toxicities (DLTs) reported The majority of IRR events occurred during the first infusion * Ou et al., EORTC-NCI-AACR 2022, data cutoff August 15, 2022; Safety: most frequent (>)10% adverse events among n=20 pts as of Aug 15, 2022 data cutoff date; ** Grouped term covering all AEs occurring within 24 hours of the infusion considered by the investigator as an IRR; **PB: platinum based chemotherapy; O: osimertinib; N: nivolumab; P: pembrolizumab; Cr: crizotinib; Cap: capmatinib; Cet: cetuximab; Tep: tepotinib;  (+) patient ongoing; PR partial response; uPR unconfirmed partial response; SD stable disease; PD progression disease Safety Efficacy Expansion Cohorts Ongoing Study Design DOSE ESCALATION Metastatic or locally advanced GE/GEJ, NSCLC w/ EGFR mutation and/or c-MET mutation or amplification; HNSCC or ESCC without biomarker selection

MCLA-145 PD-L1 x CD137 bispecific Designed to recruit and activate tumor infiltrating T-cells Binds to PD-L1 on tumor cells and CD137 (4-1BB), a potent activator of tumor infiltrating T-cells, on activated T-cells Targets PD-L1 positive cells in the tumor and blocks the PD-1/PD-L1 inhibitory signal Potential in a variety of solid tumors Global phase 1 trial ongoing, including in combination with a PD1 inhibitor Clinical update presented at ESMO Immuno-Oncology Congress 2021 cancer cell immune cell CD137 target PD-L1 target

MCLA-145 — Targets PD-L1 Positive Tumor Cells Mechanism of Action Binding and T-Cell Activation CD137+ Jurkat cells and PD-L1+ CHO cells were labeled with different dyes and co-incubated in the presence of MCLA-145 or controls. Complex formation between CD137+ and PD-L1+ cells was analyzed by flow cytometry Source: Geuijen https://merus.nl/app/uploads/2019/04/IC171-19E-AACR19-Mayes-MCLA-145-MoA-Poster_MT06_for-approval-032019.pdf Source: Prenen https://merus.nl/wp-content/uploads/2021/12/MCLA-145-Poster-ESMO-IO_12.3.21_Final.pdf

Data from ESMO-IO 2021

Phase 1 Clinical Trial

Dosing and Baseline Patient Characteristics

As of 14 July 2021, 34 patients were enrolled and treated; median (range) age was 60.5 (27-81) years, and 55.9% were male



Bayesian Logistic Regression Model With Overdose Control
0.4 mg Q2W (n=2) No DLTs
1.2 mg Q2W (n=1) No DLTs
3.5 mg Q2W (n=1) No DLTs
10 mg Q2W (n=3) No DLTs
25 mg Q2W (n=6) 1 DLT*
50 mg Q2W (n=9) 1 DLT†
75 mg Q2W (n=7) 2 DLTs‡
Currently enrolling dose level

ALT, alanine aminotransferase; AST, aspartate aminotransferase; DLT, dose-limiting toxicity (DLT period is defined as 28 days from the first infusion); Q2W, every 14 days.
Intermediate dose levels from 25 to 75 mg have been explored in 5 additional patients not included in the figure above.
*Febrile neutropenia. †Myositis. ‡ALT/AST increased, febrile neutropenia

Patient Characteristics (N=34)	
Age (years), median (range)	60.5 (27-81)
Male / female	19 (56%) / 15 (44%)
ECOG PS 0 / 1	16 (47%) / 18 (53%)
PDL-1 expression on tumor cells	
• Unknown/unevaluable	16 (47%)
• 0% / ≥1%	11 (32%) / 7 (21%)
PDL-1 expression on tumor assoc. immune cells	
• Unknown/unevaluable	16 (47%)
• 0% / ≥1%	4 (12%) / 14 (41%)

Peripheral Blood T cell activation



% Proliferating CD4+ T-Cells
%Ki67+ in CD4+ T-cells
% Proliferating CD8+ T-Cells
%Ki67+ in CD8+ T-cells
C1D1
C1D8
C1D15
<=3.5mg
10mg
25mg
50mg
75mg

C, cycle; D, day.
* 25 mg data includes patients from the intermediate dosing cohort.
Horizontal lines=Geometric mean per dose level.
Limited data for IFNγ fold change due to levels below detection limit for 13/33 patients.

Conclusions

- Thirty-four patients have been treated with MCLA-145 at dose levels from 0.4 – 75 mg q2W
- AEs are consistent with the MOA and can be managed with drug interruption and/or steroids in some patients
- Preliminary evidence of antitumor activity has been observed at doses ≥ 25 mg
- Peripheral blood T cell activation has been observed
- Further evaluation of optimal dose in PD-L1+ tumors is planned. Full blockade of PDL1 may be required

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https://merus.nl/wp-content/uploads/2021/12/MCLA-145-Poster-ESMO-IO_12.3.21_Final.pdf

Merus

Develop unique, best candidates from thousands of different Biclonics® and Triclonics® with potential to achieve meaningful clinical activity in patients In-format, unbiased functional screening in relevant molecular and cellular assays Diverse panels of cLC antibodies against numerous targets Robotics generate thousands of Multiclonics® by combining cLC antibody panels and our patented “DEKK” IgG heterodimerization technology Generate Evaluate Identify “Merus Mouse” (MeMo®) to generate diverse, high quality common light chain (cLC) antibody panels Human cLC Antibodies Patented Mouse Technology Established Inventory Thousands of Multispecific Abs Multiclonics® Libraries Unbiased Screening Best Candidates Our Platform – Unique Capabilities in Multispecific Antibodies

Merus Collaborations

Strategic relationships expand pipeline potential and clinical reach

Incyte — **Global collaboration of up to 10 Biclonics® programs**

$200M[1] at signing and research funding, option to co-fund development of two programs in return for 50/50 US profit split

LOXO@Lilly — **Collaboration to develop up to 3 T-cell engaging Biclonics® programs**

$60M[1] at signing and research funding, milestones and royalties

BETTA PHARMACEUTICALS — **MCLA-129, EGFR x c-MET collaboration**

Betta has rights for China; Merus retains global rights ex-China, phase 1/2 trials ongoing

ONO — **Biclonics® Licensing Agreement for a Biclonics® CD3 bispecific antibody.**

Phase 1 trial in Japan for ONO-4685, a PD-1 x CD3 bispecific antibody

Patient identification agreements

Multiple agreements with top-tier diagnostic companies and industry and academic collaborators

[1] *Combination of upfront license payment, and share purchase at a premium (Incyte, Merus collaboration agreement of 120m USD upfront and 80m USD equity investment; Lilly, Merus collaboration agreement of 40m upfront and 20m USD equity investment*

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Merus

Bispecific and Trispecific therapeutic candidates for cancer with broad application for human disease Merus Multiclonics® Large-scale screening of Biclonics® and Triclonics® To select the best molecules from up to 1,000s of candidates Fully human IgG structure Ease of manufacturing Low immunogenicity risk Predictable in vivo behavior Durable, consistent half life Potential for ADCC enhancement and Fc silencing Novel, innovative trispecific Triclonics® format Stable format with predictable behavior; production similar to monoclonal antibody Allows for 3 specificities without the need to engineer each individual Fab Leverages Merus’ extensive library of established antibody panels against ~50 established cancer targets Robust IP portfolio of patents covering the platform technology, including Common light chain antibody generation and screening Dimerization by charge engineering Biclonics® Triclonics®

Upcoming Milestones 2023 Zenocutuzumab  (Zeno, MCLA-128) Petosemtamab (MCLA-158) MCLA-129 Update potential registrational path and timeline in NRG1+ cancer (planned 1H23) Update clinical data in NRG1+ cancer (planned 2023) Initial clinical data on Zeno in castration-resistant prostate cancer (CPRC) (planned 2H23) Update clinical data in previously treated HNSCC (planned 1H23) Initial clinical data in previously treated gastric esophageal cancer (planned 1H23) Provide regulatory path and program next steps (planned 1H23) Initial clinical data from expansion cohorts (planned 2H23) Provide further clinical development strategy (planned 2H23)

Merus Overview



Oncology-focused Company Developing Multispecific Antibody Therapies

Bispecific and trispecific cancer therapeutic candidates in the human IgG format

Established Clinical Pipeline with Multiple Near-Term Trial Updates

Robust clinical data from registration-directed trial of Zeno in NRG1 fusion (NRG1+) cancer[1], early encouraging clinical data on petosemtamab in head and neck cancer;[2] MCLA-129 in solid tumors[3]

Leading Multispecific Antibody (Multiclonics®) Platforms

Common light chain format permits broad, high throughput evaluation of Biclonics® and Triclonics®, to develop clinical stage assets with potential for meaningful clinical activity in patients

Near Term Planned Trial Updates and Strong Cash Position into 2H 2025[‡]

Upcoming clinical milestones and program updates planned over the next 12-18 months: Zeno registration-directed program, petosemtamab clinical update 1H23, and MCLA-129 in 2H23

Strategic Collaborations to Unlock Platform Value

Multiple strategic collaborations and license agreements, leading to multiple Biclonics® candidates in clinical development for potential future milestone and royalty opportunities

[1] Schram et al., ASCO 2022, efficacy data cutoff April 12, 2022 and safety data cutoff January 12, 2022
[2] Hollebecque et al., AACR-NCI-EORTC 2021, data cutoff August 9, 2021
[3] Ou et al., EORTC-NCI-AACR 2022, data cutoff August 15, 2022
[‡] Based on 2023 budgeting process and the current operating plan, the existing cash, cash equivalents and marketable securities are expected to fund Merus' operations into second half 2025.

22